UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 26, 2013
Date of Report (Date of earliest event reported)

PASSPORT POTASH INC.
(Exact name of registrant as specified in its charter)

British Columbia	000-54751	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

608 - 1199 West Pender Street Vancouver, BC, Canada	V6E 2R1
(Address of principal executive offices)	(Zip Code)

(604) 687-0300
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS

Item 8.01        Other Events

On February 26, 2013, Passport Potash Inc. (the "Company") issued a news release announcing that it has received an updated mineral resource estimate technical report (the "Technical Report") for its Holbrook Basin property in Northern Arizona. The Technical Report was prepared in accordance with the provisions of National Instrument 43-101 Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators.

A copy of the press release is attached as Exhibit 99.1 hereto.

In addition, on February 27, 2013, the Company filed the Technical Report on the SEDAR website, at www.sedar.com, and on the Company's website at www.passportpotash.com. The Technical Report is authored by ERCOSPLAN IngenieurgesellschaftGeotechnik und BergbaumbH ("ERCOSPLAN"), a consulting and engineering firm, specialized in the potash and salt industry, headquartered in Erfurt, Germany.

Item 9.01        Financial Statements and Exhibits

(a)         Financial Statements of Business Acquired

Not applicable.

(b)         Pro forma Financial Information

Not applicable.

(c)         Shell Company Transaction

Not applicable.

(d)         Exhibits
Exhibit	Description
99.1	Press Release dated February 26, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PASSPORT POTASH INC.
Date: March 1, 2013	/s/ Laara Shaffer Name: Laara Shaffer Title: Chief Financial Officer and a director

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